EXHIBIT 10.2.1

SCHEDULE OF PARTIES TO SONUS VOTING AGREEMENTS

Each of the individuals identified below is party to a voting agreement with OncoGenex Technologies Inc. in the form filed as Exhibit 10.2 to Sonus’ Current Report on Form 8-K filed with the Securities and Exchange Commission on May 30, 2008:

Michael Martino

Alan Fuhrman

Robert E. Ivy

Michelle Burris

George Dunbar

Dwight Winstead